UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 18, 2020

Aravive, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-36361	26-4106690
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

River Oaks Tower

3730 Kirby Drive, Suite 1200

Houston, Texas 77098

(Address of principal executive offices)

(936) 355-1910

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	ARAV	Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01. Other Events.

On February 18, 2020, Aravive, Inc. (the “Company”) issued a press release announcing that the independent Data Monitoring Committee (DMC) has reviewed the open-label data following the first 28-day treatment cycle for the three patients in each of the two 15 mg/kg dosing cohorts of the Phase 1b portion of the Phase 1b/Phase 2 clinical trial of AVB-500 in patients with platinum-resistant recurrent ovarian cancer and unanimously recommended the study continue as planned with enrollment of patients into the 20mg/kg dose cohorts. The DMC did not identify any safety concerns with AVB-500. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

In addition, the Company will be making several investor presentations over the next several weeks.  In connection with the presentations, the Company intends to discuss the investor presentation attached as Exhibit 99.2 hereto, which is incorporated herein by reference.

The press release attached as Exhibit 99.1 to this Current Report on Form 8-K and the corporate presentation attached as Exhibit 99.2 to this Current Report on Form 8-K include “safe harbor” language pursuant to the Private Securities Litigation Reform Act of 1995, as amended, indicating that certain statements contained therein are “forward-looking” rather than historical.

The Company undertakes no duty or obligation to update or revise information included in this Current Report on Form 8-K, the press release attached as Exhibit 99.1 hereto or the corporate presentation attached as Exhibit 99.2 hereto.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

The following exhibits are filed with this Current Report on Form 8-K:

Exhibit Number	Description

99.1	Aravive, Inc. Press Release, dated February 18, 2020
99.2	Investor Presentation, dated February 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 18, 2020	ARAVIVE, INC. (Registrant)

	By:	/s/ Vinay Shah
	Name:	Vinay Shah
	Title:	Chief Financial Officer